                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the use in this Registration Statement on Form S-1 (File No. 333-93587) of our reports dated November 29, 1999 relating to the financial statements of Genesis 2000, Inc. which appear in such Registration Statement. We also consent to the reference to us under the caption "Experts" in such Registration Statement.

                                          /s/ PricewaterhouseCoopers LLP

Woodland Hills, California
May 5, 2000